November 21, 2000


IGBAF,  INC.
700  Louisiana,  Suite  2510
Houston,  Texas  77002
Attn:     J. H. Carpenter, President

Dear Mr. Carpenter:

     Pursuant to our prior discussions, this Letter Loan Agreement will serve to set forth the terms of the financing agreement by and between IGBAF, INC., a Texas corporation (the "Borrower") and BANK UNITED (the "Lender"):
                           --------                              ------

     1. LOAN. Subject to the terms and conditions set forth in this Letter Loan Agreement (the "Loan Agreement") and the other agreements, instruments and
                      --------------
documents executed and delivered in connection herewith and pursuant hereto (collectively, together with this Loan Agreement, referred to hereinafter as the "Loan Documents"), the Lender agrees to lend to the Borrower, and the Borrower
 ---------------
agrees  to  borrow  from  the  Lender, the amount of $1,800,000.00 (the "Loan").
                                                                         ----

     2. PROMISSORY NOTE. The Loan shall be evidenced by a Promissory Note (herein called, together with any renewals, extensions and increases thereof, the "Note"), duly executed by the Borrower, dated the date thereof, in the
      ----
original principal amount of the Loan, and in form and substance acceptable to the Lender. The Loan shall be due and payable in accordance with the terms and conditions set forth in the Note and in accordance with this Loan Agreement.

     3. COLLATERAL. As collateral and security for the Loan, and any and all other indebtedness or obligations from time to time owing by the Borrower to the Lender, the Borrower shall grant, or cause the owner thereof to grant, to the Lender, its successors and assigns, a lien and security interest (which shall be a first and prior lien and security interest therein), in and to the following described property, together with any and all products and proceeds thereof (the "Collateral"):
 ----------

     Collateral  Note.  Collateral  assignment  of  Promissory Note dated May 9,
     ----------------
     2000, in the original principal amount of $2,250,000.00, executed by Hytken's Partnership, Inc., a Texas corporation, payable to the order of Borrower, together with all renewals, extensions, modifications, or rearrangements thereof.

     4. GUARANTIES. At closing, and as an inducement to the Lender to execute and deliver this Loan Agreement and to make the Loan to the Borrower, the Borrower agrees to cause RAMPART CAPITAL CORPORATION, a Texas corporation, LEISSNER'S, INC., a Texas corporation, RAMPART PROPERTIES CORPORATION, a Nevada corporation, RAMPART FACILITIES CORPORATION, a Texas corporation, SOURCEONE CAPITAL GROUP, L.L.C., a Nevada limited liability company, RAMPART NEWPORT CORPORATION, a Texas corporation, IGBF, INC., a Texas corporation, NEWPORT FUND CORPORATION, an

Oklahoma corporation, RAMPART VENTURES CORPORATION, L.L.C., a Texas limited liability company, and RAMPART ACQUISITION CORPORATION, L.L.C., a Texas limited liability company (collectively, the "Guarantor") to execute and deliver their
                                        ---------
guaranties  to  the  Lender,  in  form  and substance satisfactory to the Lender
(collectively,  the  "Guaranty  Agreement").
                      -------------------

     5. COLLATERAL DOCUMENTS. Prior to or contemporaneously with the closing of the Loan, Borrower shall deliver, or cause to be delivered, to the
Lender, in addition to the Note, the following agreements, documents and instruments (sometimes collectively referred to hereinafter as the "Collateral
                                                                       ---------
Documents"):
---------

          (a) A Collateral Assignment of Note and Liens in the form required by the Lender.

          (b) Resolutions of the Borrower and Guarantors, in the form required by the Lender authorizing the Borrower and Guarantors to enter into the transactions contemplated under this Loan Agreement and the other Loan Documents.

          (c) A Guaranty Agreement, in the form required by the Lender, guaranteeing the payment and performance of the Note and any other indebtedness and obligations from time to time owing by the Borrower to the Lender, executed by each Guarantor.

          (d) Such other agreements, instruments, documents and certificates as may be requested by the Lender to evidence the Loan and to grant and perfect a lien and security interest in the Collateral.

     6. REPRESENTATIONS AND WARRANTIES. The Borrower, and each Guarantor to the extent that the stated action or information specifically relates to the Guarantor, hereby represents and warrants, as follows:

          (a)     Existence. The Borrower and each Guarantor are duly organized,
                  ---------
     validly existing, and in good standing under the laws of the State in which they were formed, and all other states where it is doing business, and has all requisite power and authority to execute and deliver this Loan
     Agreement  and  the  other  Loan  Documents.

          (b)     Authorization.  The  execution,  delivery,  and performance of
                  -------------
     this Loan Agreement and all of the other Loan Documents have been duly authorized, and constitute the legal, valid and binding obligations, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

          (c)     Authority.  The  execution,  delivery  and performance of this
                  ---------
     Loan Agreement and the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, do not conflict with, result in a violation of, or constitute a default under (i) any provision of the Borrower's or any of the Guarantor's formation documents, or any other agreement or instrument, or (ii) any law, governmental regulation, court decree, or order applicable to the Borrower or any of the Guarantors, or require the consent, approval or authorization of any third party.

          (d)     Financial  Condition. Each financial statement supplied to the
                  --------------------
     Lender was prepared in accordance with generally accepted accounting principles, consistently applied, in effect on the date such statements were prepared and truly discloses and fairly presents the financial condition as of the date of each such statement, and there has been no material adverse change in such financial condition or results of operations subsequent to the date of the most recent financial statement supplied to the Lender.

          (e)     Litigation. There are no actions, suits or proceedings pending
                  ----------
     or, to the knowledge of the Borrower, threatened against or affecting the Borrower, before any court or governmental department, commission or board, which, if determined adversely to the Borrower, (i) would subject the Borrower to any liability not fully covered by insurance, or (ii) would have a material adverse effect on the financial condition, properties, or operations of the Borrower, or its ability to perform its obligations under this Loan Agreement.

          (f)     Tax  Returns.  The  Borrower  and each Guarantor has filed all
                  ------------
     federal, state and local tax reports and returns, if any, required by any law or regulation to be filed by it and has either duly paid all taxes, duties and charges, if any, indicated due on the basis of such returns and reports, except those being contested in good faith by appropriate proceeding, or made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected.

          (g)     No  Material Changes. There is no fact known that has not been
                  --------------------
     disclosed to the Lender in writing which may result in any material adverse change in the Borrower's business, properties or operations. No certificate or statement herewith or heretofore delivered to the Lender in connection herewith, or in connection with any transaction contemplated hereby, contains any untrue statement of a material fact or fails to state any material fact necessary to keep the statements contained therein from being misleading.

          (h)     Ownership  of  Assets. The Borrower and each Guarantor own all
                  ---------------------
     of the assets reflected on their most recent balance sheet free and clear of all liens, security interests or other encumbrances, except as previously disclosed in writing to the Lender.

          (i)     Governmental  Authority.  The Borrower and each Guarantor, (i)
                  -----------------------
     is not in violation of any law, judgment, decree, order, ordinance, or governmental rule or regulation, or (ii) has not failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of any assets or properties or the conduct of business.

          (j)     Principal  Office.  The  principal office of Borrower and each
                  -----------------
     Guarantor, as well as the place at which the Borrower and each Guarantor keeps its books and records, is the address set forth above.

     7. CONDITIONS PRECEDENT TO THE LOAN. Any obligation of the Lender to make the Loan shall be subject to the complete and continuing satisfaction, on or before the date hereof, of the following conditions precedent:

          (a)     Loan  Documents.  The  Borrower,  each Guarantor and any other
                  ---------------
     person or entity required to do so shall have executed and delivered to the Lender the Loan Documents to which they are a party and any and all other documents reasonably required or requested by the Lender to give effect to the transactions contemplated by this Loan Agreement, all in form and substance satisfactory to the Lender and its counsel.

          (b)     Legal  Opinion. The Lender shall have received the opinion, in
                  --------------
     form and substance satisfactory to it, of counsel to the Borrower and Guarantor, which counsel shall be satisfactory to the Lender, certifying that all subsidiaries of RAMPART CAPITAL CORPORATION have joined in this transaction.

          (c)     Additional  Agreements.  The  Lender  shall have received such
                  ----------------------
     other agreements, instruments, documents and certificates incidental and appropriate to the transaction provided for herein as the Lender or its counsel may reasonably request.

     8. AFFIRMATIVE COVENANTS. Until the Loan and all other obligations and liabilities of the Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, the Borrower, and each Guarantor to the extent that the stated action or information specifically relates to the Guarantor, agrees and covenants that it will, unless the Lender shall otherwise consent in writing:

          (a)     Accounts  and  Records.  Maintain  its  books  and  records in
                  ----------------------
     accordance with generally accepted accounting principles, applied on a consistent basis, and permit the Lender to examine, audit, make and take away copies or reproductions of the Borrower's and Guarantor's books and records, at all reasonable times.

          (b)     Right  to  Additional  Information.  Furnish  Lender with such
                  ----------------------------------
     additional information and statements, lists of assets and liabilities, tax returns, and other reports with respect to Borrower's and Guarantor's financial condition and business operations as Lender may request from time to time.

          (c)     Payments of Obligations. Pay and discharge when due all of its
                  -----------------------
     indebtedness and obligations, including without limitation, all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon the Borrower or Guarantors, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of the Borrower's or Guarantor's properties, income, or profits; provided, however, the Borrower or Guarantor will not be required to pay and discharge any such assessment, tax charge, levy, lien or claim as long as (i) the legality of the same shall be contested in good faith by appropriate judicial, administrative or other legal proceedings, and (ii) the Borrower or Guarantor shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien or claim in accordance with generally accepted accounting principles, consistently applied.

          (d)     Compliance  with  laws. Conduct its business in an orderly and
                  ----------------------
     efficient manner consistent with good business practices, and perform and comply with all statutes, rules, regulations and/or ordinances imposed by any governmental unit upon the Borrower and its businesses and operations.

          (e)     Cure of Defect. Promptly cure any defects in the execution and
                  --------------
     delivery of any of the other Loan Documents and all other instruments executed in connection with this transaction.

          (f)     Additional  Documentation. Execute and deliver, or cause to be
                  -------------------------
     executed and delivered, any and all other agreements, instruments or documents which the Lender may reasonably request in order to give effect to the transactions contemplated under this Loan Agreement and the other Loan Documents.

          (g)     Existence.  Do  or  cause  to  be done all things necessary to
                  ---------
     preserve and keep in full force and effect the Borrower's and each Guarantor's existence in good standing.

          (h)     Notice  of  Matters. Promptly inform Lender of (i) any and all
                  -------------------
     material or adverse changes in Borrower's and each Guarantor's financial condition, (ii) all claims made against Borrower and any Guarantor which could materially affect the financial condition of Borrower or such Guarantor, (iii) after the commencement thereof, notify Lender of all actions, suits and proceedings before any court or any governmental department, commission, or board affecting Borrower or any Guarantor, or any of its properties, and (iv) of the creation, occurrence, or assumption by Borrower or any Guarantor of any actual or contingent liabilities not permitted under this Loan Agreement.

     9. NEGATIVE COVENANTS. Until the Loan and all other obligations and liabilities of the Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, the Borrower, and each Guarantor to the extent that the stated action or information relates to the Guarantor, will not, without the prior written consent of the Lender:

          (a)     Nature  of  Business:  Change of Management or Operation. Make
                  --------------------------------------------------------
     any material change in the nature of its business as carried on as of the date hereof, including, but not limited to, any material change in the management or operation of its business.

          (b)     Liquidations,  Mergers;  Consolidations.  Liquidate,  merge or
                  ---------------------------------------
     consolidate  with  or  into  any  other  entity.

          (c)     Sale  of  Assets. Sell transfer or otherwise dispose of any of
                  ----------------
     its  assets  or  properties, other than in the ordinary course of business.

          (d)     Liens.  Create, incur or assume any lien or encumbrance on the
                  -----
     Collateral.

          (e)     Indebtedness.  Create,  incur  or  assume any indebtedness for
                  ------------
     borrowed money or issue or assume any other note, debenture, bond or other evidences of indebtedness, or guarantee any such indebtedness or such evidences of indebtedness of others, except as may otherwise be approved by Lender, other than (i) borrowing from the Lender, and (ii) borrowing outstanding on the date hereof and disclosed in writing to the Lender.

     10. REPORTING REQUIREMENTS. Until the Loan and all other obligations and liabilities of the Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, the Borrower, and each Guarantor to the extent that the stated action or information relates to the Guarantor, will, unless the Lender shall otherwise consent in writing, furnish to the
Lender:

          (a)     Events of Default. As soon as possible and in any event within
                  -----------------
     five (5) days after the occurrence of each Event of Default, as defined herein, or each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, the statement of the President or the Chief Financial Officer of the Borrower setting forth the details of such Event of Default or event and the action which the Borrower proposes to take with respect thereto.

          (b)     Quarterly.  As soon as available and in any event on or before
                  ---------
     the due dates for the 10Q quarterly report filed by Rampart Capital Corporation with the Securities and Exchange Commission ("SEC"), the
                                                                     -----
     audited  quarterly  financial  statement  of  Rampart  Capital Corporation.

          (c)     Annual. As soon as available and in any event on or before the
                  ------
     due dates for the 10K annual report filed by Rampart Capital Corporation with the SEC, the audited annual financial statement of Rampart Capital Corporation.

          (d)     Governmental  Action. Promptly after the commencement thereof,
                  --------------------
     notice of all actions, suits and proceedings before any court or any governmental department, commission or board affecting the Borrower or any of the Guarantors.

          (e)     Evidence of Payment of Obligations. Upon demand of the Lender,
                  ----------------------------------
     evidence of payment of all assessments, taxes, charges, levies, liens and claims against the Borrower or any of the Guarantors, which authorize the appropriate governmental official to deliver to the Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower or any of the Guarantors.

     All references to a preceding period shall mean the period ending as of the end of the month, quarter or fiscal year for which the applicable report is delivered. All references to a period immediately following shall mean the period beginning on the first day of the month, quarter or fiscal year following the end of the period for which the applicable report is delivered. All financial reports furnished to the Lender pursuant to this Loan Agreement shall be prepared in such form and such detail as shall be satisfactory to the Lender, shall be prepared on the same basis as those prepared in prior years.

     11.     EVENTS OF DEFAULT. Each of the following shall constitute an "Event
                                                                           -----
of  Default"  under  this  Loan  Agreement:
-----------

          (a) Any default in the payment when due of any part of the principal of, or interest on, the Note or any other indebtedness or obligation from time to time owing by the Borrower to the Lender, which is not cured within five (5) days after the Lender gives the Borrower written notice thereof.

          (b) Any default, breach, or failure in the performance of any term, condition, warranty, agreement, or covenant of this Loan Agreement or any of the other Loan Documents, which is not cured within thirty (30) days after the Lender gives the Borrower written notice thereof; provided, however, if such Event of Default cannot be cured within such thirty (30) day period, Borrower shall advise Lender of all actions being taken by Borrower and the Borrower shall not be in default hereunder unless the Borrower fails to commence promptly to cure such default and proceed to cure the same within a period of time approved by Lender but in no event less than thirty (30) days.

          (c) Any representation or warranty set forth in this Loan Agreement or in any of the other Loan Documents proves to have been false or untrue in any material respect when made.

          (d) If Borrower or any Obligated Party (as defined below): (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an
                                         ---------------------------
     involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

          (e) The liquidation, dissolution, merger, or consolidation of the Borrower or any Obligated Party.

Nothing contained in this Loan Agreement shall be construed to limit the Events of Default enumerated in any of the other Loan Documents or any other document executed in connection with the Loan and all such Events of Default shall be cumulative. The term "Obligated Party" as used herein, shall mean any party
                         ----------------
other than Borrower who secures, guaranties, and/or is otherwise obligated to all or any portion of the indebtedness evidenced by the Note.

     12. REMEDIES. Upon the occurrence of any one or more of the foregoing Events of Default, the entire unpaid balance of principal of the Notes, together with all accrued but unpaid interest thereon, and all other indebtedness then owing by the Borrower to the Lender, shall, at the option of the Lender, become immediately due and payable without further presentation, demand for payment, notice of intent to accelerate, notice of acceleration or dishonor, protest or notice of protest of any kind, all of which are expressly waived by the Borrower. All rights and remedies of the Lender set forth in this Loan Agreement and in any of the other Loan Documents may also be exercised by the Lender at its option to be exercised in its sole discretion, upon the occurrence of an Event of Default.

     13. RIGHTS CUMULATIVE. All rights of the Lender under the terms of this Loan Agreement shall be cumulative of, and in addition to, the rights of the Lender under any and all other agreements between the Borrower and Lender
(including, but not limited to, the other Loan Documents), and not in substitution or diminution of any rights now or hereafter held by the Lender under the terms of any other agreement.

     14. WAIVER AND AGREEMENT. Neither the failure nor any delay on the part of the Lender to exercise any right, power or privilege herein or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision in this Loan Agreement or in any of the other Loan Documents and no departure by the Borrower therefrom shall be effective unless the same shall be in writing and signed by the Lender, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. No modification or amendment to this Loan Agreement or to any of the other Loan Documents shall be valid or effective unless the same is signed by the party against whom it is sought to be enforced.

     15. MAXIMUM INTEREST RATE. Regardless of any provision contained in this Loan Agreement, any of the other Loan Documents, or any other document or instrument executed pursuant hereto or thereto, the Lender shall never be entitled to receive, collect, charge or apply, as interest on the Loan contemplated hereunder, any amount in excess of the highest lawful rate, and, in the event the Lender ever receives, collects, charges or applies as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the principal debt of the Loan is paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Borrower and the Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Loan so that the interest rate is uniform throughout the entire term of the Loan; provided, that if the Loan is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the highest lawful rate, the Lender shall refund to the Borrower or credit against the principal debt of the Loan the amount of such excess and, in such event, the Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of the highest lawful rate.

     16. NOTICES. Except as otherwise provided herein, all notices, demands, requests, and other communications required or permitted hereunder shall be given in writing and sent by (i) personal delivery, or (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, or (iv) facsimile (provided that such facsimile is confirmed by expedited delivery service or by United States mail in the manner previously described), addressed to the addressee at such party's address contained in the Loan Documents, or to such other address as either party shall have designated by written notice, sent in accordance with this paragraph at least ten (10) days prior to the date of the giving of such notice. Any such notice or communication shall be deemed to have been given and received either at the time of personal delivery, or in the case of mail, as of the date of deposit in an official depository of the United
States mail, or in the case of either delivery service or facsimile, upon receipt. To the extent actual receipt is required, rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was received shall be deemed to be receipt of the notice, demand, request or other communication sent.

     17. CONSTRUCTION. This Loan Agreement and the other Loan Documents have been executed and delivered in the State of Texas, shall be governed by and construed in accordance with the laws of the State of Texas, and shall be performable by the parties hereto in Houston, Harris County, Texas.

     18. CHOICE OF FORUM; CONSENT TO SERVICE OF PROCESS AND JURISDICTION. Any suit, action or proceeding against the Borrower with respect to this Loan Agreement, the Note or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas, County of Harris, or in the United States courts located in the State of Texas as the Lender in its sole discretion may elect and the Borrower hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. The Borrower hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of a suit, action or proceeding arising out of or relating to this Loan Agreement or any of the Notes brought in the courts located in the State of Texas, County of Harris, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

     19. INVALID PROVISIONS. If any provision of this Loan Agreement or any of the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Loan Agreement or any of the other Loan Documents shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added as part of such Loan Documents a provision mutually agreeable to the Borrower and Lender as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. In the event the Borrower and Lender are unable to agree upon a provision to be added to the Loan Documents within a period of ten (10) business days after a provision of the Loan Documents is held to be illegal, invalid or unenforceable, then a provision acceptable to the Lender as similar in terms to the illegal, invalid and unenforceable provision as is reasonably possible and be legal, valid and enforceable shall be added automatically to such Loan Documents. In either case, the effective date of the added provision shall be the date upon which the prior provision was held to be illegal, invalid or unenforceable.

     20. EXPENSES. The Borrower shall pay all costs and expenses (including, without limitation, the reasonable attorneys' fees of the Lender's legal counsel) in connection with (1) the preparation of this Loan Agreement and the other Loan Documents, and any and all extensions, renewals, amendments, supplements, extensions or modifications thereof, (ii) any action required in the course of administration of the Loan, and (iii) any action in the enforcement of the Lender's rights upon the occurrence of Event of Default.

     21. BINDING EFFECT. This Loan Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective heirs, successors, assigns and legal representatives; provided however, that the Borrower may not, without the prior written consent of the Lender, assign any rights, powers, duties or obligations hereunder.

     22. HEADINGS. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Loan Agreement.

     23. SURVIVAL. All representations and warranties made by the Borrower in this Loan Agreement shall survive delivery of the Note and the making of the Loan.

     24. NO THIRD PARTY BENEFICIARY. The parties do not intend the benefits of this Loan Agreement to inure to any third party, nor shall this Loan Agreement be construed to make or render the Lender liable to any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by the Borrower, or for debts or claims accruing to any such persons against the Borrower. Notwithstanding anything contained herein or in the Notes, or in any other Loan Documents, or any conduct or course of conduct by any or all of the parties hereto, before or after signing this Loan Agreement or any of the other Loan Documents, neither this Loan Agreement nor any other Loan Documents shall be construed as creating any right, claim or cause of action against the Lender, or any of its officers, directors, agents or employees, in favor of any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by the Borrower, nor to any other person or entity other than the Borrower.

     25. COUNTERPARTS. This Loan Agreement may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

     26. JURY WAIVER. THE BORROWER, GUARANTOR, AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE BORROWER, GUARANTOR AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

     27. ENTIRE AGREEMENT. THIS LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     If the foregoing correctly sets forth our mutual agreement, please so acknowledge by signing and returning the additional copy of this Loan Agreement enclosed herewith.

                                        BANK UNITED


                                        By:  /s/  Robin  R.  Marshall
                                           -------------------------------------
                                        Name:  Robin  R.  Marshall
                                             -----------------------------------
                                        Title:  Closing  Supervisor
                                              ----------------------------------

ACCEPTED  this  21st  day  of  November,  2000.
                ----

BORROWER:

IGBAF,  INC.

By:  /s/  J. H. Carpenter
    -------------------------------------
Name:  J. H. Carpenter
    -------------------------------------
Title:  President
       ----------------------------------

GUARANTOR:

RAMPART  CAPITAL  CORPORATION

By:  /s/  J. H. Carpenter
   --------------------------------------
Name:  J. H. Carpenter
     ------------------------------------
Title:  President
      -----------------------------------

LEISSNER'S,  INC.

By:  /s/  J. H. Carpenter
   --------------------------------------
Name:  J. H. Carpenter
     ------------------------------------
Title:  President
      -----------------------------------

RAMPART  PROPERTIES  CORPORATION

By:  /s/  J. H. Carpenter
   --------------------------------------
Name:  J. H. Carpenter
     ------------------------------------
Title:  President
      -----------------------------------

RAMPART  FACILITIES  CORPORATION

By:  /s/  J. H. Carpenter
   --------------------------------------
Name: J. H. Carpenter
     ------------------------------------
Title:  President
      -----------------------------------

SOURCEONE  CAPITAL  GROUP,  L.L.C.

By:  /s/  J. H. Carpenter
   --------------------------------------
Name:  J. H. Carpenter
     ------------------------------------
Title:  President
      -----------------------------------

RAMPART  NEWPORT  CORPORATION

By:  /s/  J. H. Carpenter
   --------------------------------------
Name:  J. H. Carpenter
     ------------------------------------
Title:  President
      -----------------------------------

IGBF,  INC.

By:  /s/  J. H. Carpenter
   --------------------------------------
Name:  J. H. Carpenter
     ------------------------------------
Title:  President
      -----------------------------------

NEWPORT  FUND  CORPORATION

By:  /s/  J. H. Carpenter
   --------------------------------------
Name: J. H. Carpenter
     ------------------------------------
Title:  President
      -----------------------------------

RAMPART  VENTURES
CORPORATION,  L.L.C.

By:  /s/  J. H. Carpenter
   --------------------------------------
Name:  J. H. Carpenter
     ------------------------------------
Title:  President
      -----------------------------------

RAMPART  ACQUISITION
CORPORATION,  L.L.C.

By:  /s/  J. H. Carpenter
   --------------------------------------
Name:  J. H. Carpenter
     ------------------------------------
Title:  President
      -----------------------------------